UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3346

Oppenheimer Series Fund, Inc.

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2013

Item 1.	Reports to Stockholders.

4 | 30 | 2013

SEMIANNUAL REPORT

Oppenheimer Value Fund

OPPENHEIMERFUNDS™

THE RIGHT WAY TO INVEST

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Value Index
6-Month	14.10%	7.54%	14.42%	16.31%

1-Year	17.38	10.63	16.89	21.80

5-Year	2.44	1.23	5.21	4.17

10-Year	7.90	7.26	7.88	8.42

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 14.10% during the reporting period, underperforming the Russell 1000 Value Index (the “Index”), which returned 16.31%. Relative to the Index, the Fund’s underperformance stemmed primarily from weaker relative stock selection in the health care and financials sectors. The Fund outperformed the Index within consumer staples and industrials due to stronger relative stock selection.

MARKET OVERVIEW

Prior to the start of the reporting period, central banks in the United States and Europe announced new accommodative policy measures intended to promote market liquidity and stimulate greater economic growth. In September 2012, the U.S. Federal Reserve (the “Fed”) embarked on a new round of open-ended quantitative easing involving monthly purchases of $40 billion of mortgage-backed securities issued by U.S. government agencies, also known as “QE3”. During the period, the Fed increased its monthly purchases to $85 billion. Meanwhile, the head of the European Central Bank (the “ECB”) had reassured investors that his institution was committed to supporting the Eurozone, and the ECB signaled its conditional intention to purchase massive amounts of debt from troubled members of the European Union. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted economic policies and the central bank announced a massive quantitative easing program.

Investors reacted positively to these measures, and while uncertainty over the outcome of the

U.S. presidential election resulted in some market volatility in early November, equity markets turned positive later in the month and rallied for the remainder of the period. In the U.S., the housing market continued to improve, further improving investor sentiment, and Gross Domestic Product maintained a moderate rate of growth. These developments helped markets shrug off numerous domestic concerns this period, including the fiscal cliff and the sequestration.

FUND REVIEW

During the period, the strongest performing Fund holding was drug store operator Walgreen Co. Walgreen completed acquisitions that benefited its shares during the period. In 2012, the company acquired a 45% stake in European pharmacy chain Alliance Boots. Synergies between the companies appeared strong and Alliance Boots was a positive contributor to Walgreen’s earnings. Walgreen also announced its acquisition of AmerisourceBergen, the third largest drug distributor in the United States.

3      OPPENHEIMER VALUE FUND

Also producing positive results for the Fund were Honeywell International, Inc., Verizon Communications, Inc., The Goldman Sachs Group, Inc. and Chevron Corp. Honeywell is a diversified technology and manufacturing company that released positive 2012 results during the period. We exited our position by period end. Verizon Communications is a provider of communications, information and entertainment products and services. Shares of Verizon rallied as the company continued to add wireless subscribers and its FiOs TV and internet service continued to grow. In addition, its 4G LTE wireless service was available in almost 500 markets at period end. In an improving market environment, Goldman Sachs saw an increase in underwriting services and its investment banking business performed solidly. Goldman Sachs also took a number of cost-cutting measures during the period. Oil company Chevron’s stock was driven partly by higher refining profitability and a rise in upstream volumes.

While individual detractors from performance were limited in the market rally, the most significant were Apple, Inc. and Teva Pharmaceutical Industries Ltd. Having realized strong investment returns earlier in 2012, Apple gave back some of its relative outperformance during the period as investors sought to lock in gains. And, despite successful launches of the iPhone 5 and iPad mini, the company endured a couple of missteps which called into question management’s ability to execute flawlessly. This, in combination with the success of competing products – particularly in smartphones from Samsung – helped to bring down earnings expectations. Israel-based Teva Pharmaceutical Industries is one of the world’s largest manufacturers of generic pharmaceuticals. Earnings slipped for the company as sales of generic drugs decreased.

MEET THE NEW PORTFOLIO MANAGER

Laton Spahr, CFA, became the Fund’s portfolio manager on March 11, 2013. Mr. Spahr has been a long time value manager with over 14 years of experience. In managing the Fund, Mr. Spahr will continue to seek to deliver strong returns by utilizing in-depth fundamental research to identify companies that are undervalued relative to their long-term prospects. This long-term perspective and focus on company fundamentals has the potential to help find value opportunities in varying market environments.

4      OPPENHEIMER VALUE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

General Electric Co.	3.5%

Citigroup, Inc.	3.3

JPMorgan Chase & Co.	2.5

United Technologies Corp.	2.0

Goldman Sachs Group, Inc. (The)	2.0

Pfizer, Inc.	1.9

BP plc, Sponsored ADR	1.8

PepsiCo, Inc.	1.7

Walgreen Co.	1.7

Verizon Communications, Inc.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Oil, Gas & Consumable Fuels	11.8%

Insurance	8.9

Diversified Financial Services	7.1

Pharmaceuticals	6.3

Capital Markets	5.1

Industrial Conglomerates	4.0

Diversified Telecommunication Services	3.6

Food & Staples Retailing	3.2

Semiconductors & Semiconductor Equipment	2.7

Food Products	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on the total market value of common stocks.

5      OPPENHEIMER VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/13

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (CGRWX)	9/16/85	14.10%	17.38%	2.44%		7.90%
Class B (CGRBX)	10/2/95	13.55%	16.41%	1.58%		7.34%
Class C (CGRCX)	5/1/96	13.65%	16.52%	1.67%		7.07%
Class I (OGRIX)	2/28/12	14.36%	17.99%	15.46%	*	N/A
Class N (CGRNX)	3/1/01	13.93%	17.06%	2.17%		7.57%
Class Y (CGRYX)	12/16/96	14.32%	17.90%	2.87%		8.30%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/13

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (CGRWX)	9/16/85	7.54%	10.63%	1.23%		7.26%
Class B (CGRBX)	10/2/95	8.55%	11.41%	1.20%		7.34%
Class C (CGRCX)	5/1/96	12.65%	15.52%	1.67%		7.07%
Class I (OGRIX)	2/28/12	14.36%	17.99%	15.46%	*	N/A
Class N (CGRNX)	3/1/01	12.93%	16.06%	2.17%		7.57%
Class Y (CGRYX)	12/16/96	14.32%	17.90%	2.87%		8.30%

*Shows performance since inception

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Value Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

6      OPPENHEIMER VALUE FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER VALUE FUND

Actual	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During 6 Months Ended April 30, 2013

Class A	$1,000.00	$1,141.00	$5.32

Class B	1,000.00	1,135.50	10.05

Class C	1,000.00	1,136.50	9.31

Class I	1,000.00	1,143.60	2.71

Class N	1,000.00	1,139.30	6.81

Class Y	1,000.00	1,143.20	3.03

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.84	5.02

Class B	1,000.00	1,015.42	9.49

Class C	1,000.00	1,016.12	8.79

Class I	1,000.00	1,022.27	2.56

Class N	1,000.00	1,018.45	6.43

Class Y	1,000.00	1,021.97	2.86

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2013 are as follows:

Class	Expense Ratios

Class A	1.00%

Class B	1.89

Class C	1.75

Class I	0.51

Class N	1.28

Class Y	0.57

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS April 30, 2013 / Unaudited

	Shares	Value

Common Stocks—99.0%

Consumer Discretionary—7.2%

Distributors—0.2%
Genuine Parts Co.	69,917	$5,336,765

Hotels, Restaurants & Leisure—1.5%
Las Vegas Sands Corp.	204,403	11,497,669

McDonald’s Corp.	220,145	22,485,610

		33,983,279

Media—1.8%
Time Warner, Inc.	165,485	9,892,693

Walt Disney Co. (The)	466,912	29,340,750

		39,233,443

Multiline Retail—1.6%
Macy’s, Inc.	272,591	12,157,559

Target Corp.	313,040	22,088,102

		34,245,661

Specialty Retail—2.1%
Gap, Inc. (The)	320,460	12,174,275

Lowe’s Cos., Inc.	866,681	33,297,884

		45,472,159

Consumer Staples—11.4%

Beverages—2.1%
Molson Coors Brewing Co.,
Cl. B, Non-Vtg.	191,004	9,855,806

PepsiCo, Inc.	451,897	37,267,946

		47,123,752

Food & Staples Retailing—3.2%
Costco Wholesale Corp.	101,857	11,044,355

Sysco Corp.	626,886	21,853,246

Walgreen Co.	752,328	37,247,759

		70,145,360

Food Products—2.4%
Campbell Soup Co.	166,365	7,721,000

ConAgra Foods, Inc.	276,190	9,768,840

Kellogg Co.	133,750	8,699,100

Kraft Foods Group, Inc.	315,467	16,243,396

Unilever NV	263,930	11,211,746

		53,644,082

Household Products—1.7%
Kimberly-Clark Corp.	108,510	11,197,147

Procter & Gamble Co. (The)	355,638	27,302,329

		38,499,476

Tobacco—2.0%
Altria Group, Inc.	618,617	22,585,707

Lorillard, Inc.	531,241	22,784,927

		45,370,634

	Shares	Value

Energy—14.1%

Energy Equipment & Services—2.3%
Cameron International Corp.[1]	175,339	$10,792,115

National Oilwell Varco, Inc.	277,747	18,114,659

Schlumberger Ltd.	289,876	21,575,471

		50,482,245

Oil, Gas & Consumable Fuels—11.8%
Anadarko Petroleum Corp.	351,978	29,833,655

BP plc, Sponsored ADR	908,398	39,606,153

Chevron Corp.	283,291	34,564,335

Enbridge, Inc.	501,170	23,855,692

EQT Corp.	159,793	12,003,650

Kinder Morgan, Inc.	297,531	11,633,462

Marathon Petroleum Corp.	107,848	8,450,969

Occidental Petroleum Corp.	233,908	20,878,628

Phillips 66	173,650	10,583,968

Pioneer Natural Resources Co.	74,284	9,079,733

Royal Dutch Shell plc, ADR	338,690	23,020,759

Suncor Energy, Inc.	801,670	24,972,020

Williams Cos, Inc. (The)	302,454	11,532,571

		260,015,595

Financials—24.0%

Capital Markets—5.1%
BlackRock, Inc.	131,530	35,052,745

Charles Schwab Corp. (The)	651,130	11,043,165

Goldman Sachs Group, Inc. (The)	299,988	43,819,247

Morgan Stanley	1,021,568	22,627,731

		112,542,888

Commercial Banks—1.8%
CIT Group, Inc.[1]	346,020	14,709,310

Fifth Third Bancorp	1,376,081	23,434,659

		38,143,969

Consumer Finance—1.1%
Capital One Financial Corp.	403,581	23,318,910

Diversified Financial Services—7.1%
Bank of America Corp.	2,403,032	29,581,324

Citigroup, Inc.	1,558,482	72,718,770

10      OPPENHEIMER VALUE FUND

	Shares	Value

Diversified Financial Services (Continued)
JPMorgan Chase & Co.	1,124,630	$55,118,116

		157,418,210

Insurance—8.9%
ACE Ltd.	363,325	32,386,790

Aflac, Inc.	326,620	17,781,193

Allstate Corp. (The)	436,995	21,526,374

American International Group, Inc.[1]	837,094	34,672,433

MetLife, Inc.	736,490	28,715,745

Sun Life Financial, Inc.	619,320	17,458,631

Travelers Cos., Inc. (The)	317,453	27,113,661

XL Group plc	525,327	16,358,683

		196,013,510

Health Care—10.4%

Biotechnology—0.8%
Amgen, Inc.	174,640	18,199,234

Health Care Providers & Services—2.3%
Cardinal Health, Inc.	444,271	19,645,664

UnitedHealth Group, Inc.	520,591	31,199,019

		50,844,683

Life Sciences Tools & Services—1.0%
Thermo Fisher Scientific, Inc.	279,320	22,535,538

Pharmaceuticals—6.3%
Astellas Pharma, Inc., Unsponsored ADR	206,020	11,928,558

Bristol-Myers Squibb Co.	530,715	21,080,000

Johnson & Johnson	180,441	15,378,986

Pfizer, Inc.	1,481,269	43,060,490

Roche Holding AG, Sponsored ADR	470,750	29,384,215

Sanofi, ADR	212,714	11,348,292

Teva Pharmaceutical Industries Ltd., Sponsored ADR	194,330	7,440,896

		139,621,437

Industrials—11.3%

Aerospace & Defense—2.0%
United Technologies Corp.	481,882	43,991,008

Airlines—1.5%
Delta Air Lines, Inc.[1]	1,047,390	17,952,265

	Shares	Value

Airlines (Continued)
United Continental Holdings, Inc.[1]	457,978	$14,792,689

		32,744,954

Electrical Equipment—2.0%
ABB Ltd., Sponsored ADR[1]	486,288	10,975,520

Eaton Corp. plc	544,988	33,467,713

		44,443,233

Industrial Conglomerates—4.0%
General Electric Co.	3,434,241	76,549,232

Siemens AG, Sponsored ADR	101,157	10,571,918

		87,121,150

Machinery—1.3%
Parker Hannifin Corp.	180,853	16,018,150

Pentair Ltd.	226,885	12,331,200

		28,349,350

Road & Rail—0.5%
CSX Corp.	452,027	11,115,344

Information Technology—9.0%

Communications Equipment—1.0%
Cisco Systems, Inc.	1,054,660	22,063,487

Computers & Peripherals—1.7%
Apple, Inc.	35,165	15,569,304

EMC Corp.[1]	734,940	16,484,704

SanDisk Corp.[1]	142,478	7,471,546

		39,525,554

Electronic Equipment, Instruments, & Components—0.8%
TE Connectivity Ltd.	392,907	17,111,100

IT Services—0.8%
International Business Machines Corp.	86,107	17,440,112

Office Electronics—0.5%
Xerox Corp.	1,248,694	10,713,795

Semiconductors & Semiconductor Equipment—2.7%
Analog Devices, Inc.	296,524	13,044,091

Intel Corp.	771,940	18,487,963

Maxim Integrated Products, Inc.	344,841	10,665,932

Microchip Technology, Inc.	454,826	16,564,763

		58,762,749

Software—1.5%
CA, Inc.	425,740	11,482,208

Oracle Corp.	336,610	11,034,076

11      OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Software (Continued)
Symantec Corp.[1]	443,646	$10,780,598

		33,296,882

Materials—3.5%

Chemicals—2.3%
Eastman Chemical Co.	158,153	10,540,897

LyondellBasell Industries NV, Cl. A	274,065	16,635,746

Mosaic Co. (The)	372,410	22,936,732

		50,113,375

Containers & Packaging—0.5%
Packaging Corp. of
America	241,940	11,506,666

Paper & Forest Products—0.7%
International Paper Co.	350,255	16,454,980

Telecommunication Services—4.4%

Diversified Telecommunication Services—3.6%
BCE, Inc.	245,792	11,517,813

CenturyLink, Inc.	460,757	17,310,641

Telefonica SA, Sponsored ADR	467,754	6,815,176

Verizon Communications, Inc.	675,751	36,429,736

Vivendi SA, Unsponsored ADR	427,280	9,677,892

		81,751,258

Wireless Telecommunication Services—0.8%
Vodafone Group plc,
Sponsored ADR	582,600	17,821,734

	Shares	Value

Utilities—3.7%

Electric Utilities—1.5%
Duke Energy Corp.	249,479	$18,760,821

NextEra Energy, Inc.	163,642	13,423,553

		32,184,374

Multi-Utilities—2.2%
Dominion Resources, Inc.	187,222	11,547,853

PG&E Corp.	463,596	22,456,590

Sempra Energy	198,190	16,420,042

		50,424,485

Total Common Stocks
(Cost $2,030,893,453)		2,189,126,420

Investment Company—0.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[2,3] (Cost $14,263,138)	14,263,138	14,263,138

Total Investments, at Value (Cost $2,045,156,591)	99.6%	2,203,389,558

Assets in Excess of Other Liabilities	0.4	9,933,278

Net Assets	100.0%	$2,213,322,836

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions	Gross Reductions	Shares April 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	32,628,737	541,321,141	559,686,740	14,263,138

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$14,263,138	$31,019

3. Rate shown is the 7-day yield as of April 30, 2013.

See accompanying Notes to Financial Statements.

12      OPPENHEIMER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2013 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,030,893,453)	$2,189,126,420
Affiliated companies (cost $14,263,138)	14,263,138

2,203,389,558

Receivables and other assets:
Investments sold	19,847,856
Dividends	1,793,840
Shares of capital stock sold	846,437
Other	187,239

Total assets	2,226,064,930

Liabilities
Payables and other liabilities:
Investments purchased	8,814,233
Shares of capital stock redeemed	2,974,587
Directors’ compensation	346,025
Transfer and shareholder servicing agent fees	268,682
Distribution and service plan fees	172,704
Shareholder communications	131,450
Other	34,413

Total liabilities	12,742,094

Net Assets	$2,213,322,836

Composition of Net Assets
Par value of shares of capital stock	$85,051

Additional paid-in capital	2,470,849,822

Accumulated net investment income	7,217,479

Accumulated net realized loss on investments	(423,062,483)

Net unrealized appreciation on investments	158,232,967

Net Assets	$2,213,322,836

13      OPPENHEIMER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $625,082,926 and 24,229,422 shares of capital stock outstanding)	$25.80
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.37

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share
(based on net assets of $23,373,362 and 921,507 shares of capital stock outstanding)	$25.36

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share
(based on net assets of $128,202,212 and 5,182,162 shares of capital stock outstanding)	$24.74

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $11,616 and 442 shares of capital stock outstanding)	$26.31

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share
(based on net assets of $75,740,231 and 2,992,496 shares of capital stock outstanding)	$25.31

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,360,912,489 and
51,724,819 shares of capital stock outstanding)	$26.31

See accompanying Notes to Financial Statements.

14      OPPENHEIMER VALUE FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2013 / Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $300,002)	$24,435,976
Affiliated companies	31,019

Interest	323

Total investment income	24,467,318

Expenses
Management fees	5,156,874

Distribution and service plan fees:
Class A	759,812
Class B	118,892
Class C	607,590
Class N	183,898

Transfer and shareholder servicing agent fees:
Class A	784,430
Class B	62,862
Class C	151,939
Class I	2
Class N	109,995
Class Y	510,244

Shareholder communications:
Class A	50,688
Class B	4,137
Class C	11,801
Class N	3,334
Class Y	53,373

Directors’ compensation	34,705

Custodian fees and expenses	10,509

Accounting service fees	6,953

Other	54,269

Total expenses	8,676,307
Less waivers and reimbursements of expenses	(37,863)

Net expenses	8,638,444

Net Investment Income	15,828,874

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	358,538,747

Net change in unrealized appreciation/depreciation on investments	(86,084,466)

Net Increase in Net Assets Resulting from Operations	$288,283,155

See accompanying Notes to Financial Statements.

15      OPPENHEIMER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

Operations
Net investment income	$15,828,874	$38,856,869

Net realized gain	358,538,747	44,976,213

Net change in unrealized appreciation/depreciation	(86,084,466)	153,528,440

Net increase in net assets resulting from operations	288,283,155	237,361,522

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,243,084)	(8,075,435)
Class B	(72,225)	—
Class C	(766,682)	(442,555)
Class I	(190)	—
Class N	(791,763)	(852,702)
Class Y	(24,251,061)	(22,919,072)

	(34,125,005)	(32,289,764)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A	(79,428,877)	(118,391,265)
Class B	(5,066,205)	(12,778,251)
Class C	(8,840,633)	(29,228,481)
Class I	—	10,000
Class N	(11,217,560)	(21,912,929)
Class Y	(182,704,656)	(128,720,722)

	(287,257,931)	(311,021,648)

Net Assets
Total decrease	(33,099,781)	(105,949,890)

Beginning of period	2,246,422,617	2,352,372,507

End of period (including accumulated net investment income of $7,217,479 and $25,513,610, respectively)	$2,213,322,836	$2,246,422,617

See accompanying Notes to Financial Statements.

16      OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$22.92	$20.97	$20.48	$18.56	$16.11	$29.39

Income (loss) from investment operations:
Net investment income[2]	0.15	0.32	0.19	0.12	0.23	0.31
Net realized and unrealized gain (loss)	3.04	1.88	0.45	2.08	2.49	(11.44)

Total from investment operations	3.19	2.20	0.64	2.20	2.72	(11.13)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.25)	(0.15)	(0.28)	(0.27)	(0.25)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(1.90)

Total dividends and/or distribution to shareholders	(0 31)	(0.25)	(0.15)	(0.28)	(0.27)	(2.15)

Net asset value, end of period	$25.80	$22.92	$20.97	$20.48	$18.56	$16.11

Total Return, at Net Asset Value[3]	14.10%	10.63%	3.14%	11.93%	17.50%	(40.58)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$625,083	$629,917	$689,650	$774,741	$822,406	$969,240

Average net assets (in thousands)	$627,305	$659,914	$767,598	$804,972	$786,984	$1,514,969

Ratios to average net assets:[4]
Net investment income	1.26%	1.49%	0.88%	0.64%	1.47%	1.35%
Total expenses[5]	1.00%	1.03%	1.02%	1.06%	1.12%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.03%	1.02%	1.06%	1.10%	0.94%

Portfolio turnover rate	114%	72%	91%	99%	132%	157%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	1.00%
Year Ended October 31, 2012	1.03%
Year Ended October 31, 2011	1.02%
Year Ended October 29, 2010	1.06%
Year Ended October 31, 2009	1.12%
Year Ended October 31, 2008	0.94%

See accompanying Notes to Financial Statements.

17      OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS / (Continued)

Class B	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$22.40	$20.41	$19.97	$18.11	$15.60	$28.51

Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	0.14	0.01	(0.03)	0.10	0.11
Net realized and unrealized gain (loss)	2.99	1.85	0.43	2.02	2.47	(11.12)

Total from investment operations	3.03	1.99	0.44	1.99	2.57	(11.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	0.00	0.00	(0.13)	(0.06)	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(1.90)

Total dividends and/or distribution to shareholders	(0.07)	0.00	0.00	(0.13)	(0.06)	(1.90)

Net asset value, end of period	$25.36	$22.40	$20.41	$19.97	$18.11	$15.60

Total Return, at Net Asset Value[3]	13.55%	9.75%	2.20%	11.01%	16.63%	(41.13)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,373	$25,453	$35,438	$51,609	$61,762	$71,712

Average net assets (in thousands)	$24,089	$29,843	$46,125	$56,054	$59,861	$116,991

Ratios to average net assets:[4]
Net investment income (loss)	0.38%	0.67%	0.03%	(0.18)%	0.67%	0.49%
Total expenses[5]	2.04%	2.15%	2.13%	2.15%	2.24%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.89%	1.90%	1.90%	1.89%	1.81%

Portfolio turnover rate	114%	72%	91%	99%	132%	157%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	2.04%
Year Ended October 31, 2012	2.15%
Year Ended October 31, 2011	2.13%
Year Ended October 29, 2010	2.15%
Year Ended October 31, 2009	2.24%
Year Ended October 31, 2008	1.81%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER VALUE FUND

Class C	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$21.91	$20.02	$19.57	$17.76	$15.35	$28.11

Income (loss) from investment operations:
Net investment income (loss)[2]	0.06	0.15	0.03	(0.02)	0.10	0.13
Net realized and unrealized gain (loss)	2.91	1.81	0.43	1.99	2.41	(10.94)

Total from investment operations	2.97	1.96	0.46	1.97	2.51	(10.81)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.07)	(0.01)	(0.16)	(0.10)	(0.05)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(1.90)

Total dividends and/or distributions to shareholders	(0.14)	(0.07)	(0.01)	(0.16)	(0.10)	(1.95)

Net asset value, end of period	$24.74	$21.91	$20.02	$19.57	$17.76	$15.35

Total Return, at Net Asset Value[3]	13.65%	9.82%	2.35%	11.12%	16.64%	(41.05)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128,202	$121,985	$139,828	$160,129	$164,374	$175,970

Average net assets (in thousands)	$123,388	$127,217	$161,588	$163,194	$152,381	$268,992

Ratios to average net assets:[4]
Net investment income (loss)	0.49%	0.73%	0.14%	(0.11)%	0.66%	0.59%
Total expenses[5]	1.75%	1.79%	1.76%	1.81%	1.88%	1.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.79%	1.76%	1.81%	1.86%	1.70%

Portfolio turnover rate	114%	72%	91%	99%	132%	157%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	1.75%
Year Ended October 31, 2012	1.79%
Year Ended October 31, 2011	1.76%
Year Ended October 29, 2010	1.81%
Year Ended October 31, 2009	1.88%
Year Ended October 31, 2008	1.70%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS / (Continued)

Class I	Six Months Ended April 30, 2013 (Unaudited)	Period Ended October 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$23.44	$22.65

Income (loss) from investment operations:
Net investment income[2]	0 .21	0 .25
Net realized and unrealized gain	3 .09	0 .54

Total from investment operations	3 .30	0 .79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .43)	0 .00
Distributions from net realized gain	0 .00	0.00

Total dividends and/or distributions to shareholders	(0 .43)	0 .00

Net asset value, end of period	$26.31	$23.44

Total Return, at Net Asset Value[3]	14.36%	3.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12	$11

Average net assets (in thousands)	$11	$10

Ratios to average net assets:[4]
Net investment income	1 .71%	1 .65%
Total expenses[5]	0 .51%	0 .51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .51%	0 .51%

Portfolio turnover rate	114%	72%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	0.51%
Period Ended October 31, 2012	0.51%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER VALUE FUND

Class N	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$22.45	$20.54	$20.07	$18.18	$15.74	$28.79

Income (loss) from investment operations:
Net investment income[2]	0.11	0.26	0.13	0.09	0.21	0.22
Net realized and unrealized gain (loss)	2.98	1.84	0.43	2.04	2.43	(11.20)

Total from investment operations	3.09	2.10	0.56	2.13	2.64	(10.98)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.19)	(0.09)	(0.24)	(0.20)	(0.17)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(1.90)

Total dividends and/or distributions to shareholders	(0.23)	(0.19)	(0.09)	(0.24)	(0.20)	(2.07)

Net asset value, end of period	$25.31	$22.45	$20.54	$20.07	$18.18	$15.74

Total Return, at Net Asset Value[3]	13.93%	10.34%	2.81%	11.80%	17.23%	(40.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75,740	$77,880	$92,326	$110,161	$110,610	$133,088

Average net assets (in thousands)	$75,790	$85,585	$104,698	$111,359	$112,033	$188,506

Ratios to average net assets:[4]
Net investment income	0.98%	1.21%	0.61%	0.48%	1.35%	0.96%
Total expenses[5]	1.28%	1.31%	1.30%	1.22%	1.75%	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.31%	1.30%	1.22%	1.32%	1.32%

Portfolio turnover rate	114%	72%	91%	99%	132%	157%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	1.28%
Year Ended October 31, 2012	1.31%
Year Ended October 31, 2011	1.30%
Year Ended October 29, 2010	1.22%
Year Ended October 31, 2009	1.75%
Year Ended October 31, 2008	1.46%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS / (Continued)

Class Y	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$23.43	$21.44	$20.94	$18.94	$16.49	$30.03

Income (loss) from investment operations:
Net investment income[2]	0.21	0.42	0.29	0.23	0.29	0.40
Net realized and unrealized gain (loss)	3.08	1.92	0.46	2.10	2.52	(11.69)

Total from investment operations	3.29	2.34	0.75	2.33	2.81	(11.29)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(0.35)	(0.25)	(0.33)	(0.36)	(0.35)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(1.90)

Total dividends and/or distributions to shareholders	(0.41)	(0.35)	(0.25)	(0.33)	(0.36)	(2.25)

Net asset value, end of period	$26.31	$23.43	$21.44	$20.94	$18.94	$16.49

Total Return, at Net Asset Value[3]	14.32%	11.13%	3.59%	12.43%	17.94%	(40.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,360,913	$1,391,177	$1,395,131	$1,319,618	$857,703	$993,904

Average net assets (in thousands)	$1,332,745	$1,401,244	$1,440,060	$1,035,895	$881,802	$1,187,081

Ratios to average net assets:[4]
Net investment income	1.70%	1.92%	1.31%	1.17%	1.83%	1.73%
Total expenses[5]	0.57%	0.59%	0.58%	0.60%	0.81%	0.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%	0.59%	0.58%	0.60%	0.79%	0.54%

Portfolio turnover rate	114%	72%	91%	99%	132%	157%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

22      OPPENHEIMER VALUE FUND

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	0.57%
Year Ended October 31, 2012	0.59%
Year Ended October 31, 2011	0.58%
Year Ended October 29, 2010	0.60%
Year Ended October 31, 2009	0.81%
Year Ended October 31, 2008	0.54%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

24      OPPENHEIMER VALUE FUND

1. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended October 31, 2012, the Fund utilized $54,453,581 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$62,594,521
2017	682,432,624

Total	$745,027,145

As of April 30, 2013, it is estimated that the capital loss carryforwards would be $386,488,398 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2013, it is estimated that the Fund will utilize $358,538,747 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

25      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$2,065,787,300

Gross unrealized appreciation	$151,899,067
Gross unrealized depreciation	(14,296,809)

Net unrealized appreciation	$137,602,258

Directors’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent directors. Benefits are based on years of service and fees paid to each director during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent directors as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2013, the Fund’s projected benefit obligations, payments to retired directors and accumulated liability were as follows:

Projected Benefit Obligations Increased	$14,826
Payments Made to Retired Directors	23,228
Accumulated Liability as of April 30, 2013	171,294

The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair

26      OPPENHEIMER VALUE FUND

1. Significant Accounting Policies (Continued)

market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

27      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

28      OPPENHEIMER VALUE FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third- party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

29      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$158,271,307	$—	$—	$158,271,307
Consumer Staples	254,783,304	—	—	254,783,304
Energy	310,497,840	—	—	310,497,840
Financials	527,437,487	—	—	527,437,487
Health Care	231,200,892	—	—	231,200,892
Industrials	247,765,039	—	—	247,765,039
Information Technology	198,913,679	—	—	198,913,679
Materials	78,075,021	—	—	78,075,021
Telecommunication Services	99,572,992	—	—	99,572,992
Utilities	82,608,859	—	—	82,608,859
Investment Company	14,263,138	—	—	14,263,138

Total Assets	$2,203,389,558	$—	$—	$2,203,389,558

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

30       OPPENHEIMER VALUE FUND

3. Shares of Capital Stock

The Fund has authorized 800 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Six Months Ended April 30, 2013		Year Ended October 31, 2012[1]
	Shares	Amount	Shares	Amount

Class A
Sold	1,745,773	$41,895,910	3,101,933	$67,111,784
Dividends and/or distributions reinvested	345,982	7,763,822	370,824	7,616,726
Redeemed	(5,343,209)	(129,088,609)	(8,883,415)	(193,119,775)

Net decrease	(3,251,454)	$(79,428,877)	(5,410,658)	$(118,391,265)

Class B
Sold	16,876	$393,674	132,361	$2,770,846
Dividends and/or distributions reinvested	3,151	69,761	—	—
Redeemed	(234,923)	(5,529,640)	(731,922)	(15,549,097)

Net decrease	(214,896)	$(5,066,205)	(599,561)	$(12,778,251)

Class C
Sold	294,438	$6,819,244	625,736	$12,969,102
Dividends and/or distributions reinvested	32,564	703,051	19,927	393,964
Redeemed	(713,422)	(16,362,928)	(2,062,643)	(42,591,547)

Net decrease	(386,420)	$(8,840,633)	(1,416,980)	$(29,228,481)

Class I
Sold	—	$—	442	$10,000
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	442	$10,000

Class N
Sold	264,831	$6,225,055	644,970	$13,684,738
Dividends and/or distributions reinvested	34,163	752,946	38,916	784,936
Redeemed	(775,392)	(18,195,561)	(1,709,403)	(36,382,603)

Net decrease	(476,398)	$(11,217,560)	(1,025,517)	$(21,912,929)

Class Y
Sold	3,974,519	$96,585,198	8,518,592	$187,810,334
Dividends and/or distributions reinvested	1,049,095	23,971,808	1,081,852	22,632,338
Redeemed	(12,675,733)	(303,261,662)	(15,302,949)	(339,163,394)

Net decrease	(7,652,119)	$(182,704,656)	(5,702,505)	$(128,720,722)

1. For the year ended October 31, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from February 28, 2012 (inception of offering) to October 31, 2012, for Class I shares.

31       OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2013, were as follows:

	Purchases	Sales

Investment securities	$2,435,701,397	$2,715,696,850

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $300 million	0.625%
Next $100 million	0.500
Next $4.6 billion	0.450
Next $5 billion	0.430

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred. The fee arrangement associated with these services was terminated effective April 1, 2013.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

32      OPPENHEIMER VALUE FUND

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class B	$726,931
Class C	3,153,414
Class N	2,603,429

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

33      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

April 30, 2013	$86,368	$324	$16,887	$1,528	$92

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended April 30, 2013, the Manager waived fees and/or reimbursed the Fund $19,532 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended April 30, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$18,331

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and

34      OPPENHEIMER VALUE FUND

6. Pending Litigation (Continued)

awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

35      OPPENHEIMER VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

36      OPPENHEIMER VALUE FUND

OPPENHEIMER VALUE FUND

Directors and Officers	Brian F. Wruble, Chairman of the Board of Directors and Director
David K. Downes, Director
Matthew P. Fink, Director
Edmund P. Giambastiani, Jr., Advisory Board Member
Phillip A. Griffiths, Director
Mary F. Miller, Director
Joel W. Motley, Director
Joanne Pace, Advisory Board Member
Mary Ann Tynan, Director
Joseph M. Wikler, Director
Peter I. Wold, Director
William F. Glavin, Jr., President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder Servicing
Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered Public
Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

38      OPPENHEIMER VALUE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a)	Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Series Fund, Inc.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 6/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 6/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 6/11/2013